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                                                                     EXHIBIT 1.1

                           NATIONAL STEEL CORPORATION

                                6,000,000 Shares

                              Class B Common Stock

                             Underwriting Agreement



                                                        _________ __, 1994


J.P. Morgan Securities Inc.
PaineWebber Incorporated
Salomon Brothers Inc
  As representatives of the
   several U.S. underwriters
   listed in Schedule I hereto
c/o J.P. Morgan Securities Inc.
    60 Wall Street
    New York, New York  10260

J.P. Morgan Securities Ltd.
PaineWebber International (U.K.) Ltd.
Salomon Brothers International Limited
  As representatives of the
   several international managers
   listed in Schedule II hereto
c/o J.P. Morgan Securities Ltd.
    60 Victoria Embankment
    London EC4Y OJP

Dear Sirs:

     National Steel Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters (as defined below) an aggregate of 6,000,000 shares of its class B common stock, par value $.01 per share (the "Underwritten Shares") and, for the sole purpose of covering over-allotments in connection with the sale of the Underwritten Shares, at the option of the Underwriters, up to an additional 900,000 shares of its class B common stock, par value $.01 per share (the "Option Shares"). The

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Underwritten Shares and the Option Shares are herein referred to as the
"Shares".

     It is understood that, subject to the conditions hereinafter stated, 4,800,000 Underwritten Shares (the "U.S. Underwritten Shares") will be sold to the several U.S. underwriters named in Schedule I hereto (the "U.S. Underwriters") in connection with the offering and sale of such U.S. Underwritten Shares in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Intersyndicate Agreement of even date herewith between the U.S. Underwriters and the International Managers), and 1,200,000 Underwritten Shares (the "International Shares") will be sold to the several international managers named in Schedule II hereto (the "International Managers") in connection with the offering and sale of such International Shares outside the United States and Canada to persons other than United States and Canadian Persons. J.P. Morgan Securities Inc., PaineWebber Incorporated and Salomon Brothers Inc shall act as representatives (the "U.S. Representatives") of the several U.S. Underwriters, and J.P. Morgan Securities Ltd., PaineWebber International (U.K.) Ltd. and Salomon Brothers International Limited shall act as representatives (the "International Representatives") of the several International Managers. The U.S. Underwriters and the International Managers are hereinafter collectively referred to as the "Underwriters", and the U.S. Representatives and International Representatives are hereinafter collectively referred to as the "Representatives".

     The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement relating to the Shares. The registration statement contains two prospectuses to be used in connection with the offering and sale of the Shares: the U.S. prospectus, to be used in connection with the offering and sale of Shares in the United States and Canada to United States and Canadian Persons, and the international prospectus, to be used in connection with the offering and sale of Shares outside the United States and Canada to persons other than United States and Canadian Persons. The international prospectus is identical to the U.S. prospectus except for the outside front cover page. The registration statement as amended at the time when it shall become effective, or, if a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, including in each case

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information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is referred to in this Agreement as the "Registration Statement", and the U.S. prospectus and the international prospectus in the respective forms first filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed by virtue of Rule 430A under the Securities Act to be part of the registration statement at the time it was declared effective are hereinafter collectively referred to as the "Prospectus". Any reference in this Agreement to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such preliminary prospectus or the Prospectus, as the case may be and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference therein.

     The Company hereby agrees with the Underwriters as follows:

     1. The Company agrees to issue and sell the Underwritten Shares to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company the respective number of Underwritten Shares set forth opposite such Underwriter's name in Schedules I and II hereto at a purchase price (the "Purchase Price") of $_____ per share.

     In addition, the Company agrees to issue and sell the Option Shares to the several Underwriters as hereinafter provided, and on the basis of the representations and warranties herein contained, but subject to the conditions hereafter stated, the U.S. Underwriters shall have the option to purchase, severally and not jointly, from the Company up to an aggregate of 720,000 Option Shares (the "U.S. Option Shares") and the International Managers shall have the option to purchase, severally and not jointly, from the Company up to an aggregate of 180,000 Option Shares (the "International Option Shares"), in each case, at the Purchase Price for the sole purpose of covering

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over-allotments (if any) in the sale of Underwritten Shares by the several
Underwriters.

     If any U.S. Option Shares are to be purchased, the number of Option Shares to be purchased by each U.S. Underwriter shall be the number of U.S. Option Shares which bears the same ratio to the aggregate number of U.S. Option Shares being purchased as the number of U.S. Underwritten Shares set forth opposite the name of such U.S. Underwriter in Schedule I hereto (or such amount increased as set forth in Section 9 hereof) bears to the aggregate number of U.S. Underwritten Shares being purchased from the Company by the several U.S. Underwriters, subject, however, to such adjustments to eliminate any fractional shares as the U.S. Representatives in their sole discretion shall make. If any International Option Shares are to be purchased, the number of International Option Shares to be purchased by each International Manager shall be the number of International Option Shares which bears the same ratio to the aggregate number of International Option Shares being purchased as the number of International Underwritten Shares set forth opposite the name of such International Manager in Schedule II hereto (or such amount increased as set forth in Section 9 hereof) bears to the aggregate number of International Underwritten Shares being purchased from the Company by the several International Managers, subject, however, to such adjustments to eliminate any fractional shares as the International Representatives in their sole discretion shall make.

     The U.S. Underwriters may exercise the option to purchase the U.S. Option Shares at any time (but not more than once) on or before the thirtieth day following the date of this Agreement, by written notice from the U.S. Representatives to the Company. The International Managers may exercise the option to purchase the International Option Shares at any time (but not more than once) on or before the thirtieth day following the date of this Agreement, by written notice from the International Representatives to the Company. Any such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full Business Day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Any such notice shall be given at least two Business Days prior to the date and time of delivery specified therein.

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     2.  The Company understands that the Underwriters intend (i) to make a public offering of the Shares as soon after the Registration Statement and this Agreement have become effective as in the judgment of the Representatives is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus. It is understood that the International Managers propose to offer the International Shares for sale as set forth in the international prospectus. The Company and each International Manager agrees that it will not, directly or indirectly, purchase, offer, sell or deliver any International Shares or have in its possession or distribute or publish the international prospectus or any other offering material in any country or jurisdiction except under circumstances that will not violate any applicable laws and regulations and that will not impose any material obligations on the Company or any International Manager.

     3. Payment for the Shares shall be made to the Company or to its order by certified or official bank check or checks payable in New York Clearing House or other next day funds at the offices of Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York 10022 at 10:00 A.M., New York City time, in the case of the Underwritten Shares, on ________ __, 1994, or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Representatives and the Company may agree upon in writing or, in the case of the U.S. Option Shares, on the date and time specified by the U.S. Representatives in the written notice of the U.S. Underwriters' election to purchase such U.S. Option Shares or, in the case of the International Option Shares, on the date and time specified by the International Managers in the written notice of the International Managers' election to purchase such International Option Shares. The time and date of such payment for the Underwritten Shares are referred to herein as the Closing Date and the time and date for each such payment for the Option Shares, if other than the Closing Date, are herein referred to as an Additional Closing Date. As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

     Payment for the Shares to be purchased on the Closing Date or an Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased on such date registered in such names and in such denominations as the Representatives shall request in writing not later than two full Business Days prior to the Closing Date or such Additional Closing Date,

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as the case may be.  The certificates for the Shares will be made available for inspection and packaging by the Representatives at the offices of Skadden, Arps, Slate, Meagher & Flom set forth above not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date or such Additional Closing Date, as the case may be.

     4.  The Company represents and warrants to each Underwriter that:

          (a) no order preventing or suspending the use of any preliminary prospectus has been issued by the Commission and each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein;

          (b) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented at the Closing Date, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not

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     apply to statements or omissions in the Registration Statement or the
     Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein;

          (c) the documents incorporated by reference in the Prospectus, when they were filed with the Commission, as amended at or prior to the date the Registration Statement became effective, conformed in all material respects to the requirements of the Exchange Act and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (d) the consolidated financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; and said consolidated financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis except as otherwise specified therein or in the reports related thereto, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein;

          (e) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in or affecting the business, prospects, financial position or results of operations of the Company and its subsidiaries (which term shall be limited to entities in which the Company has a majority interest) taken as a whole, otherwise than as set forth

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     or contemplated in the Prospectus; and, except as set forth or contemplated in the Prospectus, neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries taken as a whole;

          (f) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

          (g) the Company has no "significant subsidiaries" within the meaning of Rule 1-02 of Regulation S-X promulgated by the Commission;

          (h) this Agreement has been duly authorized, executed and delivered by the Company;

          (i) the authorized capital stock of the Company conforms as to legal matters to the description thereof set forth in the Registration Statement and the Prospectus, and all of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully-paid and non-assessable and are not subject to any pre-emptive or similar rights; and, except as described in or expressly contemplated by the Prospectus, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options;

          (j) the Shares to be issued and sold by the Company hereunder have been duly authorized, and, when delivered to and paid for by the Underwriters in

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     accordance with the terms of this Agreement, will have been duly issued and will be fully paid and non-assessable and will conform to the descriptions thereof in the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar right;

          (k) neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its Certificate of Incorporation or By-Laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate are not material to the Company and its subsidiaries taken as a whole; the issue and sale of the Shares and the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company or any violation by the Company of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate are not material to the Company and its subsidiaries taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Shares by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications (i) as have been obtained under the Securities Act, (ii) as may be required under state securities or Blue Sky Laws in connection with the purchase and distribution of the Shares by the Underwriters, (iii) the absence of which individually

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     and in the aggregate both are not material to the Company and its subsidiaries taken as a whole and would not have a material adverse effect on the sale or ownership of the Shares and (iv) as may be required under foreign securities laws in connection with the purchase and sale of the Shares by the International Managers;

          (l) other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, prospects, financial position or results of operations of the Company and its subsidiaries, taken as a whole, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and there are no statutes or regulations, the effect of which is required to be described in the Registration Statement or Prospectus, or contracts or other documents of a character required to be described in the Registration Statement or the Prospectus or required to be filed as an exhibit to the Registration Statement which are not described or filed as required;

          (m) the Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws described in clause (i), failure to receive required permits, licenses or other approvals described in clause
     (ii) or failure to comply with the terms and conditions of such permits, licenses or approvals described in clause (iii) would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries taken as a whole;

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          (n)  other than as set forth or contemplated in the Prospectus, the
     Company has reasonably concluded that the costs and liabilities associated with the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries taken as a whole;

          (o) each of the Company and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

          (p) the Company and its subsidiaries have good title to all items of real property and personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are referred to in the Prospectus or such as would not individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, existing and, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect relating to creditors' rights generally and general principles of equity, enforceable leases with such exceptions as would not individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole;

          (q) no relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, which is

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     required by the Securities Act to be described in the Registration
     Statement and the Prospectus which is not so described in all material respects;

          (r) except as described in the Prospectus, no person has the right to require the Company to register any securities for offering and sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issue and sale of the Shares; and

          (s) the Company has complied in all material respects with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

          5. The Company covenants and agrees with the several Underwriters as follows:

          (a) to use all reasonable efforts to cause the Registration Statement to become effective at the earliest possible time and, if required, to file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act;

          (b) to deliver, at the expense of the Company, to the Representatives, four signed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits, and to each other Underwriter a conformed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case without exhibits and, during the period mentioned in paragraph
     (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) as the Representatives may reasonably request;

          (c) before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time the Registration Statement becomes effective, to furnish to the Representatives a copy of the proposed amendment or supplement for review and to give reasonable consideration to any comments or objections of the Representatives before filing any such proposed amendment or supplement;

          (d) to advise the Representatives promptly, and to confirm such advice in writing, (i) when the Registration Statement shall become effective, (ii) when any amendment to the Registration Statement shall have become effective, (iii) of any request by

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     the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose, and (v) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use all reasonable efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof;

          (e) if, during such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered in connection with sales by the Underwriters or any dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Shares may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

          (f) to endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and to continue such qualification in effect for a period of up to 12 months for distribution of the Shares and to pay all fees and expenses (including fees and disbursements of counsel to the Underwriters) reasonably incurred in connection with such qualification; provided that the Company shall not be required to file a general consent to service of process in any jurisdiction or to qualify as a foreign corporation or as a dealer in securities in any

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     jurisdiction in which it is not already so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject;

          (g) to make generally available to its security holders and to the Representatives as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

          (h) so long as the Shares are outstanding, to furnish to the Representatives upon request copies of all reports or other communications (financial or other) furnished to holders of Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange;

          (i) for a period of 90 days after the date of the initial public offering of the Shares not to offer, sell, contract to sell or otherwise dispose of any shares of common stock of the Company including, without limitation, class A common stock of the Company and class B common stock of the Company, or any securities convertible into or exercisable or exchangeable for shares of common stock of the Company without the prior written consent of J.P. Morgan Securities Inc., other than the Shares to be sold hereunder and shares or options therefor sold or granted pursuant to employee benefit plans resales of which shares or options shall be restricted for a period of 90 days after the date of the initial public offering of the Shares;

          (j) to pay all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution and delivery of the Shares, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto),
     (iii) filing fees and fees of counsel for the Underwriters and their disbursements incurred in connection with the registration or qualification of the Shares under the laws of such jurisdictions as the Representatives may reasonably request, (iv) in connection with the listing of the Shares on any stock exchange, (v) related to the filing with, and clearance of the offering by, the National Association of Securities Dealers, Inc. and (vi) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Preliminary and Supplemental Blue Sky Memoranda and the furnishing to the Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided.

          6. The several obligations of the Underwriters hereunder to purchase the Underwritten Shares are subject to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) the Registration Statement shall have become effective (or if a post-effective amendment is required to be filed under the Securities Act, such post-effective amendment shall have become effective) not later than 5:00 P.M., New York City time, on the date hereof; and no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission;

          (b) the representations and warranties of the Company contained herein shall be true and correct on and as of the Closing Date, provided that the representations and warranties contained in Section 4(l) shall be true and correct in all material respects, as if made on and as of the Closing Date and the Company shall have complied in all material respects with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

          (c) since the respective dates as of which information is given in the Registration Statement and the Prospectus there shall not have been any material adverse change in or affecting the business, prospects, financial position or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus;

          (d) the Representatives shall have received on and as of the Closing Date a certificate of an executive officer of the Company satisfactory to the Representatives to the effect set forth in subsections (a) through (b) of this Section and to the further effect that since the respective dates as of which information is given in the Registration Statement and the Prospectus there has not occurred any material adverse change in or affecting the business, prospects, financial position or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

          (e) Skadden, Arps, Slate, Meagher & Flom, special counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

               (i) the Company is duly incorporated and validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

              (ii) this Agreement has been duly authorized, executed and delivered by the Company;

             (iii) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus;

              (iv) the Shares to be issued and sold by the Company hereunder have been duly authorized, and when delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and the issuance of the Shares is not subject to any preemptive or similar rights;

               (v) the issue and sale of the Shares and the performance by the Company of its obligations under this Agreement and the consummation by the Company of the transactions contemplated herein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument relating to the Company or any of its subsidiaries which is set forth on Schedule VI(e)(v) hereto, nor will any such action result in any violation of the provisions of the Certificate of Incorporation, or the By-Laws of the Company or any applicable U.S. law or statute or any order, rule or regulation of any U.S. court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties, provided that such counsel's opinion may be limited to those laws, rules and regulations of the United States of America, the State of Delaware and the State of Illinois, in each case, which, in such counsel's opinion, are normally applicable to transactions of the type contemplated by this Agreement, and provided further, that such counsel need not express any opinion with respect to state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters or with respect to conflicts, breaches or violations which individually and in the aggregate both are not material to the Company and its subsidiaries taken as a whole and would not have a material adverse effect on the sale or ownership of the Shares or which may be required under foreign laws in connection with the purchase and distribution of the Shares by the International Managers;

              (vi) no consent, approval, authorization, order, registration or qualification of or with any U.S. court or governmental agency or body is required for the issue and sale of the Shares by the Company or the consummation by the Company of the other transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications (w) as have been obtained under the Securities Act, (x) as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters, (y) the absence of which individually or in the aggregate both are not material to the Company and its subsidiaries taken as a whole and would not have a material adverse effect on the sale or ownership of the Shares and (z) may be required under foreign laws in connection with the purchase and distribution of the Shares by the International Managers (as to which clauses (w) through (z) such counsel need not express any opinion);

             (vii) the contracts and agreements described in the Prospectus under "Certain Relationships and Related Transactions" conform in all material respects to the descriptions thereof contained in the Prospectus, and the statements in the Prospectus under "Certain United States Tax Consequences to Non-United States Holders" and "Description of Capital Stock", insofar as such statements constitute a summary of the legal matters or documents referred to therein, fairly present the information called for with respect to such legal matters or documents; and

            (viii) (A) such counsel is of the opinion that each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus (except for financial statements and schedules as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder, (B) such counsel is of the opinion that the Registration Statement and the Prospectus and any amendments and supplements thereto (except for the financial statements included therein or omitted therefrom as to which such counsel need express no opinion) appear on their face to comply as to form in all material respects with the requirements of the Securities Act and (C) no facts have come to such counsel's attention which have led them to believe that (except for the financial statements included therein or omitted therefrom as to which such counsel need express no belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus as amended or supplemented, if applicable, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the

     States of Delaware and New York, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company. For purposes of rendering such opinions, compliance with financial covenants contained in any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument relating to the Company or any of its subsidiaries shall be deemed to be a question of fact. The opinion of such special counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and that such counsel believes that the Underwriters and they are justified in relying thereon. With respect to the matters to be covered in subparagraph (viii) above, counsel may state that (A) they are not passing upon the adequacy of the derivation or compilation from Company financial statements or financial records of any financial or statistical data and (B) their opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto and review and discussion of the contents thereof but is without independent check or verification except as specified.

          (f) Babst, Calland, Clements & Zomnir, special counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

             (i) the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

              (ii) the shares of capital stock of the Company outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable;

             (iii) other than as set forth or contemplated in the Prospectus, to the best of such counsel's knowledge, based entirely on such counsel's actual knowledge and the certifications set forth in the certificates attached to such counsel's opinion, the form of which certificates are attached hereto as Schedule VI, there are no legal or governmental proceedings pending, threatened or contemplated to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or its subsidiaries is or may be the subject in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, financial position or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of such counsel's knowledge, based entirely on such counsel's actual knowledge and the certifications set forth in the certificates attached to such counsel's opinion, the form of which certificates are attached hereto as Schedule VI, such counsel does not know of any statutes, regulations, contracts or other documents of a character required to be described in the Registration Statement or the Prospectus which are not described as required nor has such counsel concluded that there are any contracts or other documents required to be filed as an exhibit to the Registration Statement which have not been filed as required;

               (iv) to the best of such counsel's knowledge, based entirely on such counsel's actual knowledge and the certifications set forth in the certificates attached to such counsel's opinion, the form of which certificates are attached hereto as Schedule VI, the Company has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other U.S. governmental authorities, all self-regulatory organizations and all U.S. courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

              (v) to the best of such counsel's knowledge, based entirely on such counsel's actual knowledge, the certifications set forth in the certificates attached to such counsel's opinion, the form of which certificates are attached hereto as Schedule VI, and discussions with counsel representing the Company in such matters, the statements in the Prospectus under "Business - Legal Proceedings", insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents or proceedings; and

             (vi) no facts have come to such counsel's attention which have led them to believe that (except for the financial statements included therein or omitted therefrom as to which such counsel need express no belief) the Registration Statement, the prospectus included therein and the documents incorporated therein by reference at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus as amended or supplemented, if applicable, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               In rendering such opinions, such counsel may (A) rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and (B) state that they are not passing upon the adequacy or accuracy of the derivation or compilation from Company financial statements or financial records of any financial or statistical data.

          (g) on the effective date of the Registration Statement and the effective date of the most recently filed post-effective amendment to the Registration Statement and also on the Closing Date, Ernst & Young shall have furnished to the Representatives letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus;

          (h) the Representatives shall have received on and as of the Closing Date an opinion of Davis Polk & Wardwell, counsel to the Underwriters, with respect to the due authority and valid issuance of the Shares, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (i) the Shares shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance; and

          (j) on or prior to the Closing Date the Company shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request.

The several obligations of the Underwriters to purchase Option Shares hereunder on any Additional Closing Date are subject to satisfaction of the conditions set forth in paragraphs (a) through (j) above on and as of such Additional Closing Date, except that the certificate called for by paragraph (d) above, the opinions called for by paragraphs (e), (f) and (h) above and the third letter called for by paragraph (g) above shall be dated such Additional Closing Date.

          7. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other reasonable expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein; provided that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Shares if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and, if required by law, a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the written confirmation of the sale of such Shares to such person.

          Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

          If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the

Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of Underwriters shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

          If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein except by reason of the proviso contained in the first paragraph of this Section 7, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified

Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the total underwriting discounts and the commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Shares. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.
The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, reasonable legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Shares set forth opposite their names in Schedules I and II hereto, and not joint.

          The indemnity and contribution agreements contained in this Section 7 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

          The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Shares.

          8. Notwithstanding anything herein contained, this Agreement (or the obligations of the several Underwriters with respect to the Option Shares) may be terminated in the absolute discretion of the Representatives, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (or, in the case of the Option Shares, prior to the applicable Additional Closing Date): (i) trading generally shall have been suspended or materially limited on or by, as the case may be, either of the New York Stock Exchange or the London Stock Exchange, (ii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York or London shall have been declared by either U.S. Federal, New York State or United Kingdom authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the case of any of the events described in this clause (iv), in the judgment of the Representatives, is material and adverse and which, in the judgment of the Representatives, makes it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          9. This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement (or, if applicable, any post-effective amendment) by the Commission.

          If, on the Closing Date or the Additional Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Shares set forth opposite their respective names in Schedules I and II hereto bears to the aggregate number of Underwritten Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Shares which it or they have agreed to purchase hereunder on such date, and the number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Shares are not made within 36 hours after such default, this Agreement (or the obligations of the several Underwriters to purchase the Option Shares, as the case may be) shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date (or, in the case of the Option Shares, the Additional Closing Date), but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          10. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement or the offering contemplated hereunder.

          11. This Agreement shall inure to the benefit of and be binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

          12. Any action by the Underwriters hereunder may be taken by the Representatives jointly or by J.P. Morgan Securities Inc. alone on behalf of the Underwriters, and any such action taken by the Representatives jointly or by J.P. Morgan Securities Inc. alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260 (facsimile: (212) 648-5705); Attention: Syndicate Department. Notices to the Company shall be given to it at National Steel Corporation, 4100 Edison Lakes Parkway, Mishawaka, Indiana 46545, (facsimile: (219) 273-7869);
Attention:  Vice President, Chief Financial Officer and Secretary.

          13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

          If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.

                              Very truly yours,

                              NATIONAL STEEL CORPORATION



                              By:_________________________
                                 Title: Senior Vice
                                        President and
                                        Chief Financial
                                        Officer

Accepted: ________ __, 199_

J.P. MORGAN SECURITIES INC.
PAINEWEBBER INCORPORATED
SALOMON BROTHERS INC

Acting severally on behalf
  of themselves and the several
  U.S. Underwriters listed
  in Schedule I hereto.

  By: J.P. MORGAN SECURITIES INC.



      By: ____________________________
          Title:


J.P. MORGAN SECURITIES LTD.
PAINEWEBBER INTERNATIONAL (U.K.) LTD.
SALOMON BROTHERS INTERNATIONAL LIMITED

Acting severally on behalf
  of themselves and the several
  international managers listed
  in Schedule II hereto.

  By: J.P. MORGAN SECURITIES LTD.



      By: ____________________________
          Title:

                                                            SCHEDULE I



                                                            Number of U.S.
                                                         Underwritten Shares
U.S. Underwriter                                           To Be Purchased
- ----------------                                         -------------------


J.P. Morgan Securities Inc. . . . . . . . . . . . . .

PaineWebber Incorporated. . . . . . . . . . . . . . .

Salomon Brothers Inc  . . . . . . . . . . . . . . . .


                                                           _______________

                     Total: . . . . . . . . . . . . .

                                                                     SCHEDULE II



                                                                 Number of
                                                               International
                                                             Underwritten Shares
International Manager                                          To Be Purchased
- ---------------------                                        -------------------


J.P. Morgan Securities Ltd. . . . . . . . . . . . . . .

PaineWebber International (U.K.) Ltd. . . . . . . . . .

Salomon Brothers International Limited  . . . . . . . .

                                                             ________________

                     Total: . . . . . . . . . . . . . .

                                                                     SCHEDULE VI

                               CERTIFICATE OF THE



                    _______________________________________
                         OF NATIONAL STEEL CORPORATION


          I, [Eli Krivoshia], [Ron Werhnyak] being the ___________________ of National Steel Corporation, a Delaware corporation (the "Company"), do hereby certify that:

          1. I am not aware of any jurisdiction where the Company owns or leases properties or would otherwise be considered to be "doing business" (e.g., employs individuals; maintains offices, warehouses or other facilities; otherwise conducts extensive activities) in which the Company has either failed to qualify as a foreign corporation, or is not in good standing, under the laws of that foreign jurisdiction.

          2. To the best of my knowledge, all of the shares of the Company's capital stock outstanding prior to the issuance of the shares contemplated to be sold by the Company in the public offering in connection with which this certificate is being delivered (the "Public Offering") have been duly authorized and are validly issued, fully paid and non-assessable.

          3. Other than as set forth in the Company's Prospectus dated __________ __, 1994 (the "Prospectus"), there are no legal or governmental proceedings pending or, to the best of my knowledge, threatened or contemplated, to which the Company or any of its subsidiaries is or may be a party or to which the property of the Company or its subsidiaries is or may be subject in which there is a reasonable possibility of an adverse decision which could individually or in the aggregate have a material adverse effect on the business, financial position or results of operations of the Company and its subsidiaries taken as a whole.

          4. I am not aware of any statutes, laws or governmental regulations affecting the Company's business, or of any contracts or documents, which (i) are material to the Company, or (ii) are otherwise of a character, as I have been advised by Skadden, Arps, Meagher, Slate & Flom and

Babst, Calland, Clements & Zomnir, P.C. (collectively, "Company Counsel"), which are required to be described or incorporated by reference in the Prospectus or the Company's Registration Statement on Form S-3 (Reg. No. 33-_____) (the "Registration Statement"). Likewise, I have reviewed item 601 of SEC Regulation S-K, and based upon such review and my discussions with Company Counsel as to the requirements of item 601, I am not aware of any contracts or documents which are required to be filed as an exhibit to the Registration Statement which are not so filed or described as required.

          5. To the best of my knowledge, the Company has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other United States governmental authorities, all self-regulatory organizations and all United States courts and other tribunals to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to so obtain or file would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

          6. I have reviewed the statements in the Prospectus under "Business-Legal Proceedings", insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein. To the best of my knowledge, such statements fairly and accurately present the current status of such legal matters, documents and proceedings.

          7. I have carefully reviewed the Prospectus and the Registration Statement (including the documents incorporated by reference therein), and (except for the financial statements contained therein or omitted therefrom, as to which I express no opinion or belief), I believe that neither the Prospectus nor the Registration Statement contains any untrue statements of material facts, or omits to state any material facts required to be stated therein or necessary to make the statements contained therein not misleading.

          I have read the Certificates of the Company's officers, employees and representatives listed on Exhibit B hereto, and in executing this Certificate I have relied on the factual representations stated therein and on the accuracy and completeness thereof, without independent check or verification thereof. However, I am not aware of any statements contained in such Certificates which are untrue or inaccurate or which fail to state any material facts necessary to make the statements contained therein not misleading.

          I understand that this Certificate is being issued in connection with an Underwriting Agreement dated _________ __, 1994 (the "Underwriting Agreement") among the Company and various underwriters (the "Underwriters") which sets forth the terms and conditions pursuant to which the Underwriters will sell up to 6.9 million shares of the Company's common stock in the Public Offering. In issuing their opinions, Company Counsel (but no other persons) are hereby authorized to rely upon the accuracy and completeness of the Certificate.

          IN WITNESS WHEREOF, I have subscribed my name as of this [Closing Date].


                                              ______________________________
                                              Name


                                              _____________________________
                                              Title

                                                                     SCHEDULE VI

                            CERTIFICATE OF OFFICERS

                         OF NATIONAL STEEL CORPORATION


          I, being one of the undersigned officers of National Steel Corporation, a Delaware corporation (the "Company"), do hereby certify that:

          1. To the best of my knowledge, the list set forth on Exhibit A attached hereto represents a complete list of those jurisdictions where the Company owns or leases, properties, employs individuals, maintains offices, warehouse or other facilities or otherwise conducts extensive business activities (other than routine "ordinary course of business" sales and purchases and contracts with suppliers and customers).

          2. Other than as set forth in the Company's Prospectus dated _________ __, 1994 (the "Prospectus") or on Item 1 to Exhibit B attached hereto, I am not aware of any pending legal or governmental proceedings to which the Company or any of its subsidiaries are a party or to which the property of the Company or any of its subsidiaries is subject where the amount in controversy or the possible damages to the Company or its subsidiaries could exceed (i) as to environmental proceedings, $100,000, and (ii) as to all other proceedings, $1,000,000. Likewise, to the best of my knowledge, no such proceedings are threatened.

          3. To the best of my knowledge, and other than as set forth on Item 2 to Exhibit B attached hereto: (i) neither the Company nor any of its subsidiaries is in default under any Material Contracts (as that term is defined below), (ii) neither the Company nor any of its subsidiaries have received any notices or claims (whether written or oral) of alleged defaults under any such Material Contracts, and (iii) there are no existing disputes under any Material Contracts that could lead to a default being claimed or litigation being filed against the Company or its subsidiaries. For the purposes of this Certificate, "Material Contracts" are those in which the contract price or aggregate payments to be made by or to the Company exceeds $1,000,000, as well as any other contracts (regardless of the dollar amount involved) which if terminated, suspended or breached would have a material adverse effect on the Company and/or its subsidiaries.

                                                                     SCHEDULE VI

          4. I have carefully reviewed the Company's Registration Statement on Form S-3 Reg. No. 33-_________ (the "Registration Statement") and Prospectus dated _________ __, 1994 (including the documents incorporated by reference therein), and (except for the financial statements contained therein, as to which I express no opinion or belief), I believe that, with respect to matters as to which I have knowledge and/or which are within my area(s) of responsibility, neither the Registration Statement nor the Prospectus contains any untrue statements of fact or omits to state any facts necessary to make the statements contained in such Registration Statement and Prospectus not misleading.

          5. To the best of my knowledge, the Company has all necessary consents, authorizations, approvals and permits from, and has made all necessary filings with, all federal, state, local and other United States governmental authorities, self-regulatory organizations and courts and tribunals, necessary for the Company to own and use its properties and assets and to conduct its business as presently conducted.

          6. I am not aware of any statutes, laws or governmental regulations affecting the Company's business, or of any contracts or documents, (i) which are material to the Company, or (ii) are otherwise of a character, as I have been advised by Skadden, Arps, Meagher, Slate & Flom and Babst, Calland, Clements & Zomnir, P.C. (collectively, "Company Counsel"), which are required to be described in the Prospectus or the Registration Statement or based upon my discussions with Company Counsel, are required to be filed as an exhibit to the Registration Statement, which are not so filed or described as required.

          I understand that this Certificate is being issued in connection with an Underwriting Agreement dated _________ __, 1994 (the "Underwriting Agreement") among the Company and various underwriters ("Underwriters") which sets forth the terms and conditions pursuant to which the Underwriters will sell up to 6.9 million shares of the Company's common stock in a public offering. In issuing their opinions, Company Counsel (but no other persons) are hereby authorized to rely upon the accuracy and completeness of this Certificate.

          In the event that, prior to the closing of the transactions contemplated by the Underwriting Agreement, I

                                                                     SCHEDULE VI

become aware of any facts or circumstances which would cause any of the matters certified herein to become untrue or inaccurate, I will promptly so notify Company Counsel in writing.

                                                            IN WITNESS WHEREOF,
I have subscribed my name as of this ____ day of __________, 1994.


     [NAMES AND TITLES TO BE UPDATED AS APPROPRIATE]

                                             _________________________________
                                             V. John Goodwin
                                             President and Chief Operating
                                             Officer


                                             _________________________________
                                             Robert M. Greer
                                             Senior Vice President and Chief
                                             Financial Officer


                                             _________________________________
                                             Hiroshi Matsumoto
                                             Vice President and Assistant to the
                                             President


                                             _________________________________
                                             Michael Christy
                                             Director, Strategic Planning


                                             _________________________________
                                             James Warren
                                             Director, Planning & Analysis

                                             _________________________________
                                             Joseph Rainis
                                             Director, Investor Relations

                                                                     SCHEDULE VI



                                             _________________________________
                                             William E. Goebel
                                             Vice President, Marketing and
                                             Sales

                                             _________________________________
                                             [_____________________]
                                             [Vice President and General Manager
                                             Granite City Division]

                                             _________________________________
                                             Richard S. Brzenk
                                             [Vice President, Information
                                             Systems]

                                             _________________________________
                                             [_____________________]
                                             [Vice President and General Manager
                                             Great Lakes Division ]

                                             _________________________________
                                             [_____________________]
                                             [Vice President and General Manager
                                             Midwest Division]

                                             _________________________________
                                             James L. Wainscott
                                             Treasurer and Assistant Secretary

                                             _________________________________
                                             Carl M. Apel
                                             Corporate Controller, Accounting
                                             and Assistant Secretary

                                                               SCHEDULE VI(e)(v)


                   [LIST OF MATERIAL AGREEMENTS TO COME FROM
                     SKADDEN, ARPS, SLATE, MEAGHER & FLOM]

                                       8